STATEMENTS OF OPERATIONS - USD ($)	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
STATEMENTS OF OPERATIONS
Revenue, net of discounts	$ 7,195	$ 1,603
Cost of goods sold	7,313	995
Gross profit	(118)	608
Operating Expenses
Selling, general and administrative	4,116,657	1,555,580
Write-off of investments	21,500	65,000
Total operating expenses	4,138,157	1,620,580
Operating loss	(4,138,275)	(1,619,972)
Other Income
Interest expense	(491,385)	(153,520)
Gain on debt extinguishment	37,461	0
Change in fair value of derivative liabilities	77,228	192,759
Total other expenses	376,696	39,239
Loss from operations before income taxes	(4,514,971)	(1,580,733)
Provision for income taxes	0	0
Net Loss	$ (4,514,971)	$ (1,580,733)
Net loss per share - basic and diluted	$ (0.06)	$ (0.03)
Weighted average common shares - basic and diluted	78,193,535	47,322,946